Exhibit 99.1

15985 East High Street P. O. Box 35 Middlefield, Ohio 44062 Phone: (440) 632-1666 Fax: (440) 632-1700 www.middlefieldbank.bank

PRESS RELEASE

Company Contact:	Investor and Media Contact:
James R. Heslop, II President & CEO Middlefield Banc Corp. (440) 632-1666 Ext. 3219 JHeslop@middlefieldbank.com	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Middlefield Banc Corp. Announces

Adjournment of Special Meeting of Shareholders Until November 8, 2022

MIDDLEFIELD, Ohio – November 3, 2022 ◆◆◆◆ Middlefield Banc Corp. (“Middlefield”, or the “Company”) (NASDAQ: MBCN), the bank holding company for The Middlefield Banking Company, announced that it adjourned today’s Special Meeting of Shareholders (the “Special Meeting”) until November 8, 2022.

The Company today convened and then adjourned the Special Meeting to consider and vote on, among other things, a proposal to approve the merger with Liberty Bancshares, Inc. (OTC Markets: LBSI) (“Liberty”), the holding company for Liberty National Bank, (the “Merger Proposal”) pursuant to the terms of the Agreement and Plan of Merger, dated as of May 26, 2022.

The Special Meeting is being adjourned to provide shareholders with additional time to vote on the Merger Proposal.

The required vote to approve the Merger Proposal is two-thirds of Middlefield’s outstanding common stock. Independent leading proxy advisory firms Institutional Shareholder Services Inc. and Glass Lewis & Co. have recommended a vote FOR the Merger Proposal.

Only shareholders of record on September 22, 2022, are entitled to and are being requested to vote. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly by executing a new proxy, revoking a previously given proxy, or attending and voting at the meeting, as set forth in the proxy statement and prospectus the Company filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2022 (the “Proxy Statement”).

The Special Meeting was adjourned to 9:00 a.m. ET on November 8, 2022, and will be held via a live webcast. Shareholders may attend the Special Meeting at www.meetnow.global/MM94NSM and by entering the control number included on the proxy card received or in the instructions that accompanied the proxy materials.

If you have any questions about the Special Meeting or need assistance voting your shares, please contact Georgeson, Middlefield’s proxy solicitor, by calling toll-free at (866) 295-4321 or by email to egreene@georgeson.com.

About Middlefield Banc Corp.

Middlefield Banc Corp., headquartered in Middlefield, Ohio, is the bank holding company of The Middlefield Banking Company, with total assets of $1.35 billion at September 30, 2022. The Bank operates 16 full-service banking centers and an LPL Financial® brokerage office serving Beachwood, Chardon, Cortland, Dublin, Garrettsville, Mantua, Middlefield, Newbury, Orwell, Plain City, Powell, Solon, Sunbury, Twinsburg, and Westerville. The Bank also operates a Loan Production Office in Mentor, Ohio.

Additional information is available at www.middlefieldbank.bank

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Middlefield’s current expectations regarding the company’s business strategies and intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Middlefield’s control. Numerous uncertainties, risks, and changes could cause or contribute to Middlefield’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because shareholder approval or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; Middlefield’s failure to integrate Liberty Bancshares, Inc. and Liberty National Bank with Middlefield and The Middlefield Banking Company in accordance with expectations; deviations from performance expectations related to Liberty Bancshares, Inc. and Liberty National Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where Middlefield and Liberty Bancshares, Inc. conduct business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, Middlefield’s or Liberty’s organization and employees, and Middlefield’s and Liberty’s customers and suppliers and their business operations and financial condition; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where Middlefield and Liberty conduct business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in Middlefield’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by Middlefield. Forward-looking statements speak only as of the date made, and Middlefield assumes no duty and does not undertake to update forward-looking statements.

Middlefield provides further detail regarding these risks and uncertainties in the latest Annual Report, including in the risk factors section of Middlefield’s latest Annual Report on Form 10-K, as well as in subsequent SEC filings, available on the SEC’s website at www.sec.gov.

Other Information

In connection with the proposed merger, Middlefield has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Middlefield and a prospectus of Middlefield, as well as other relevant documents concerning the proposed transaction. The joint proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding Middlefield and the proposed merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933.

The respective directors and executive officers of Middlefield and Liberty and other persons may be deemed to be participants in the solicitation of proxies from Middlefield and Liberty shareholders with respect to the proposed merger. Information regarding the directors and executive officers of Middlefield is available in its proxy statement filed with the SEC on April 5, 2022. Information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus included in the Form S-4 Registration Statement and other relevant materials filed with the SEC.

SHAREHOLDERS OF MIDDLEFIELD AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS MIDDLEFIELD HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MIDDLEFIELD, LIBERTY BANCSHARES AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by Middlefield through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Middlefield are available free of charge by accessing the “Investor Relations” section of Middlefield’s website at www.middlefieldbank.bank